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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2012

MarketAxess Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue

New York, New York 10171

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (212) 813-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 4, 2012, the Company issued a press release announcing that its Board of Directors has approved a special dividend to be paid to the holders of the outstanding shares of capital stock. A cash dividend of $1.30 per share of common stock outstanding will be paid on December 27, 2012 to stockholders of record as of the close of business on December 14, 2012.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press Release entitled “MarketAxess Holdings Announces Special Dividend” issued by MarketAxess Holdings Inc. on December 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: December 4, 2012	By:	/s/ Richard M. McVey
		Name:	Richard M. McVey
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit

99.1	Press Release entitled “MarketAxess Holdings Announces Special Dividend” issued by MarketAxess Holdings Inc. on December 4, 2012.

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